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                                                                      EXHIBIT a


                               [KPMG Letterhead]




                                                              July 6, 2000


Gentlemen:

         We were previously principal accountants for RealAmerica Co. for the fiscal year ended November 30, 1994. To the best of our knowledge, our auditor relationship with RealAmerica Co. ceased in the late 1995 or early 1996. We have read RealAmerica's statements included under Item 4 of its Form 8-K/A dated July 6, 2000. However, we are not in a position to agree or disagree with such statements.

                                                      KPMG Peat Marwick
                                                      Louisville, Kentucky